UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13139 Jess Pirtle Blvd. Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2022, Applied Optoelectronics, Inc. (the “Company”) entered into supply agreement (“the SOW”) with Microsoft Corporation (“Microsoft”), pursuant to which the Company will manufacture certain lasers in accordance with Microsoft’s specifications (“Goods”).

Under the SOW, according to a schedule of milestones expanding from effective date to December 30, 2025, the Company is to start building the supply chain to manufacture the Goods. The term of the SOW started on December 16, 2022 and continues unless earlier terminated.

The SOW includes a termination right in the event of a change of control in the Company. Further, in the event certain offers are made to acquire the Company, Microsoft has a right to notice and of first refusal to acquire the Company.

The foregoing description of the SOW does not purport to be complete and is qualified in its entirety by reference to the complete text of the SOW, which are filed herewith as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Statement of Work No. 1 – Foundry between Applied Optoelectronics, Inc. and Microsoft Corporation, effective December 16, 2022.**

10.2*	Microsoft Corporation Purchase Order Terms & Conditions (included as Appendix C to Exhibit 10.1).**

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

*       Certain identified information has been excluded from this exhibit because it is not material and is the type of information that the Company customarily and actually treats as private and confidential. Redacted information is indicated by [***].

**     Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The Company hereby agrees to furnish a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED OPTOELECTRONICS, INC.

Date: May 3, 2023	By:	/s/ David C. Kuo
	Name:	David C. Kuo
	Title:	General Counsel and Secretary

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